Exhibit 32.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gordon R. Arnold, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of Sierra Monitor Corporation on Form 10-KSB for the annual period ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such annual report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Sierra Monitor Corporation.

Date:    March 7, 2006                  By:  /s/ Gordon R. Arnold
                                            --------------------------------
                                            Gordon R. Arnold
                                            Chief Executive Officer
                                            Chief Financial Officer